                                                                    EXHIBIT 23.2


                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 16, 1997 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                              /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
October 20, 1997